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EXHIBIT 10.122

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REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 25,

2001, by and between USURF AMERICA, INC., a Nevada corporation, (the

"Company"), and FUSION CAPITAL FUND II, LLC (together with it permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common

Stock Purchase Agreement by and between the parties hereto dated as of

April 25, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").

WHEREAS:

A. The Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue to the Buyer up to Ten Million Dollars

($10,000,000) of the Company's common stock, par value $.0001 per share

(the "Common Stock") (the "Purchase Shares"); and

B. In connection with the Purchase Agreement, the Company has issued to the

Buyer (i) 800,000 shares of Common Stock (the "Commitment Shares") and

(ii) 645,000 common stock purchase warrants (the "Warrants") granting the

Buyer the right to purchase from the Company 645,000 shares of Common Stock

(the "Warrant Shares"); and

C. To induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. "Investor" means the Buyer, any transferee or assignee thereof to whom a

Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

b. "Person" means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more registration statements of the

Company in compliance with the 1933 Act and pursuant to Rule 415 under the

1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement(s) by the United States

Securities and Exchange Commission (the "SEC").

d. "Registrable Securities" means collectively: (1) the Purchase Shares which have been, or which may from time to time be, issued or issuable upon purchases of the Available Amount under the Purchase Agreement (without regard to any limitation or restriction on purchases), (2) the Warrant

Shares which have been, or which may from time to time be, issued or issuable upon exercise of the Warrants under the Warrant Agreement (without regard to any limitation or restriction on exercise), and (3) the 800,000

Commitment Shares issued to the Investor at or prior to the Commencement,

and any shares of capital stock issued or issuable with respect to the

Purchase Shares, the Commitment Shares, Warrant Shares or the Purchase

Agreement or the Warrant Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Purchase Agreement or exercise under the Warrant Agreement.

e. "Registration Statement" means the registration statement of the Company which the Company has agreed to file pursuant to Section 4(a) of the

Purchase Agreement with respect to the sale of the Registrable Securities.

2. REGISTRATION.

a. Mandatory Registration. The Company shall use best efforts to keep the

Registration Statement effective pursuant to Rule 415 promulgated under the

1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule

144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investor shall have sold all the Registrable

Securities and no available amount remains under the Purchase Agreement

(the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made,

not misleading.

b. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to

Rule 424 promulgated under the 1933 Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable

Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon such prospectus within one (1)

Trading Day from the date the Investor receives the final version of such prospectus.

c. Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration

Statement or file a new registration statement (a "New Registration

Statement"), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than ten (10) Trading Days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof. The Investor and its counsel shall have a reasonable opportunity to review and comment upon any such amendment and/or New Registration Statement prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon any such amendment and/or New Registration Statement within two (2)

Trading Days from the date the Investor receives the final version of any such amendment and/or New Registration Statement.

3. RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable

Securities are to be registered pursuant to Section 2(b) including on any

New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall prepare and file with the SEC such amendments

(including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the

Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New

Registration Statement until such time as all of such Registrable

Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b. The Company shall permit the Investor to review and comment upon the

Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Trading Days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement

and any amendments or supplements thereto within two (2) Trading Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge any correspondence from the

SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c. The Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, ten

(10) copies of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents,

including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

d. The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or "blue sky" laws of such jurisdictions in the

United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments)

and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration

Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the

Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the

Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or facts,

the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein,

in light of the circumstances under which they were made, not misleading,

and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver ten

(10) copies of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the

Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any

Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such

Registrable Securities is then permitted under the rules of such exchange,

or (ii) secure designation and quotation of all the Registrable Securities on the Nasdaq SmallCap System. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.

i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j. If reasonably requested by the Investor, the Company shall (i)

immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities,

including, without limitation, information with respect to the number of

Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii)

make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

k. The Company shall use its reasonable best efforts to cause the

Registrable Securities covered by the any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such

Registrable Securities.

l. Within one (1) Trading Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the

Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

m. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable

Securities pursuant to any registration statement.

4. OBLIGATIONS OF THE INVESTOR.

a. The Company shall notify the Investor in writing of the information the

Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the

Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

c. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in

Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the

Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

5. EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions,

incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. INDEMNIFICATION.

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers,

partners, employees, agents, representatives of the Investor and each

Person, if any, who controls the Investor within the meaning of the 1933

Act or the Securities Exchange Act of 1934, as amended (the "1934 Act")

(each, an "Indemnified Person"), against any losses, claims, damages,

liabilities, judgments, fines, penalties, charges, costs, attorneys' fees,

amounts paid in settlement or expenses, joint or several, (collectively,

"Claims") incurred in investigating, preparing or defending any action,

claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified

Damages"), to which any of them may become subject insofar as such Claims

(or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement,

any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which

Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the

1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration

Statement or any New Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv)

being, collectively, "Violations"). The Company shall reimburse each

Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a

Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement,

any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus,

shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person)

if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice,

used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable

Securities by the Investor pursuant to Section 9.

b. In connection with the Registration Statement or any New Registration

Statement, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration

Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an

Indemnified Person, an "Indemnified Party"), against any Claim or

Indemnified Damages to which any of them may become subject, under the 1933

Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified

Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the

Investor expressly for use in connection with such registration statement;

and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified

Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a

Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this

Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires,

jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as

the case may be; provided, however, that an Indemnified Person or

Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified

Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or

Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or

Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the

Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following

indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this

Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e. The indemnity agreements contained herein shall be in addition to (i)

any cause of action or similar right of the Indemnified Party or

Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided,

however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act)

shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such

Registrable Securities.

8. REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the

Company to the public without registration ("Rule 144"), the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the

Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Investor so long as the Investor owns Registrable

Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of

Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the

Investor to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the

Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Master Facility Agreement.

10. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the

Company and the Investor.

11. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.

If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities,

the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

USURF America, Inc.

8748 Quarters Lake Road

Baton Rouge, Louisiana 70809

Telephone: (225) 922-7744

Facsimile: (225) 922-9123

Attention: David Loflin

With a copy to:

Newlan & Newlan

819 Ofice Park Circle

Lewisville, Texas 75057

Telephone: (972) 353- 3880

Facsimile: (972) 353 - 8304

Attention: Eric Newlan

If to the Investor:

Fusion Capital Fund II, LLC

222 Merchandise Mart Plaza, Suite 9-112

Chicago, IL 60654

Telephone: 312-644-6644

Facsimile: 312-644-6244

Attention: Steven G. Martin

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c. Failure of any party to exercise any right or remedy under this

Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit,

action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this

Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this

Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY

IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY

TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION

HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED

HEREBY.

e. This Agreement, and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.

This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this

Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights

Agreement to be duly executed as of day and year first above written.

THE COMPANY:

USURF AMERICA, INC.

By: /s/ David M. Loflin

Name: David M. Loflin

Title: President

BUYER:

FUSION CAPITAL FUND II, LLC

BY: FUSION CAPITAL PARTNERS II, LLC

BY: SGM HOLDINGS CORP.

By: /s/ Steven G. Martin

Name: Steven G. Martin

Title: President

EXHIBIT A

TO REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[Date]

[TRANSFER AGENT]

[Address]

Attn: __________________

Ladies and Gentlemen:

We are counsel to USURF AMERICA, INC., a Nevada corporation (the

"Company"), and have represented the Company in connection with that certain Common Stock Purchase Agreement (the "Common Stock Purchase

Agreement") entered into by and among the Company and FUSION CAPITAL FUND

II, LLC (the "Buyer") pursuant to which (i) the Company may sell to the

Buyer up to ___________ Dollars ($___________) of the Company's common stock, par value $____ per share (the "Common Stock" and the shares of

Common Stock to be purchased thereunder are referred to herein as, the

"Purchase Shares"), and (ii) the Company has agreed to issue to the Buyer

_______ shares of Common Stock (the "Commitment Shares"). Pursuant to the

Common Stock Purchase Agreement, the Company also has entered into a

Warrant Agreement with the Buyer (the "Warrant Agreement") pursuant to which the Company has issued to the Buyer 645,000 common stock purchase warrants (the "Warrants") granting the Buyer the right to purchase from the

Company 645,000 shares of Common Stock (the "Warrant Shares"). Pursuant to the Common Stock Purchase Agreement, the Company also has entered into a

Registration Rights Agreement with the Buyer (the "Registration Rights

Agreement") pursuant to which the Company agreed, among other things, to register the Purchase Shares, the Commitment Shares and the Warrant Shares

under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Common Stock Purchase

Agreement and the Registration Rights Agreement, on _____________, the

Company filed a Registration Statement (File No. 333-_____________) (the

"Registration Statement") with the Securities and Exchange Commission (the

"SEC") relating to the sale of the Purchase Shares and the Commitment Shares.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER

TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Purchase Shares, the Commitment Shares and the Warrant Shares are

available for sale under the 1933 Act pursuant to the Registration Statement.

The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Commitment Shares, the Warrant Shares or the

Purchase Shares.

Very truly yours,

[Company Counsel]

By:____________________

cc: FUSION CAPITAL FUND II, LLC